AGENCY AGREEMENT


                            Dated as of June 2, 1999



                                     between

                         DOLLAR TREE DISTRIBUTION, INC.,
                            as the Construction Agent


                                       and


                   FIRST SECURITY BANK, NATIONAL ASSOCIATION,
                       not individually, but solely as the
                Owner Trustee under the DTSD Realty Trust 1999-1,
                                  as the Lessor







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                                TABLE OF CONTENTS

                                                                            Page

ARTICLE I DEFINITIONS; RULES OF USAGE......................................   2
         1.1 Definitions...................................................   2
         1.2 Interpretation................................................   2
ARTICLE II APPOINTMENT OF THE CONSTRUCTION AGENT...........................   2
         2.1 Appointment...................................................   2
         2.2 Acceptance and Undertaking....................................   3
         2.3 Term..........................................................   3
         2.4 Scope of Authority............................................   3
         2.5 Delegation of Duties..........................................   4
         2.6 Covenants of the Construction Agent...........................   4
ARTICLE III THE PROPERTIES.................................................   6
         3.1 Construction..................................................   6
         3.2 Amendments; Modifications.....................................   6
ARTICLE IV PAYMENT OF FUNDS................................................   7
         4.1 Right to Receive Construction Cost............................   7
ARTICLE V EVENTS OF DEFAULT................................................   7
         5.1 Events of Default.............................................   7
         5.2 Damages.......................................................   8
         5.3 Remedies; Remedies Cumulative.................................   8
         5.4 Limitation on Recourse........................................  10
ARTICLE VI THE LESSOR'S RIGHTS.............................................  11
         6.1 Exercise of the Lessor's Rights...............................  11
         6.2 The Lessor's Right to Cure the Construction Agent's Defaults..  11
ARTICLE VII MISCELLANEOUS..................................................  11
         7.1 Notices.......................................................  11
         7.2 Successors and Assigns........................................  11
         7.3 GOVERNING LAW.................................................  11
         7.4 SUBMISSION TO JURISDICTION; VENUE; WAIVERS; ARBITRATION.......  12
         7.5 Amendments and Waivers........................................  12
         7.6 Counterparts..................................................  12
         7.7 Severability..................................................  12
         7.8 Headings and Table of Contents................................  12
         7.9 WAIVER OF JURY TRIAL..........................................  12

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                                AGENCY AGREEMENT


         THIS AGENCY AGREEMENT, dated as of June 2, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Agreement"), between FIRST SECURITY BANK, NATIONAL ASSOCIATION, a national banking association ("FSB"), not individually, but solely as Owner Trustee under the DTSD Realty Trust 1999-1 (the "Lessor") and DOLLAR TREE DISTRIBUTION, INC. a Virginia corporation (the "Construction Agent").


                              PRELIMINARY STATEMENT

         A. The Lessor and the Construction Agent are parties to that certain Lease Agreement dated as of even date herewith (as amended, modified, extended, supplemented, restated and/or replaced from time to time, the "Lease"), pursuant to which the Construction Agent, as lessee (in such capacity, the "Lessee") has agreed to lease certain Land, Improvements and Equipment and/or to sublease a ground leasehold in certain Properties subject to one (1) or more Ground Leases from the Lessor.

         B. In connection with the execution and delivery of the Participation Agreement, the Lease and the other Operative Agreements, and subject to the terms and conditions hereof, (i) the Lessor desires to appoint the Construction Agent as its sole and exclusive agent in connection with the identification and acquisition or ground lease of the Properties (provided, title to the Properties shall be held in the name of the Lessor, except that the interest of the Lessor in certain of the Properties shall be a ground leasehold interest pursuant to one (1) or more Ground Leases, if requested by the Construction Agent) and the development, acquisition, installation, construction and testing of the Improvements and the Equipment in accordance with the Plans and Specifications and (ii) the Construction Agent desires, for the benefit of the Lessor, to identify and acquire or ground lease the Properties and to cause the development, acquisition, installation, construction and testing of the Improvements, the Equipment and the other components of the Properties in accordance with the Plans and Specifications and to undertake such other liabilities and obligations as are herein set forth.

         NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto covenant and agree as follows:

                                       1

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                                    ARTICLE I

                           DEFINITIONS; RULES OF USAGE

         1.1      Definitions.

                  For purposes of this Agreement, capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings assigned to them in Appendix A to that certain Participation Agreement dated as of June 2, 1999 (as amended, modified, extended, supplemented, restated and/or replaced from time to time in accordance with the applicable provisions thereof, the "Participation Agreement") among the Construction Agent, the various parties thereto from time to time, as the Guarantors, the Lessor, and First Union National Bank ("Bank"), as lender and holder. Unless otherwise indicated, references in this Agreement to articles, sections, paragraphs, clauses, appendices, schedules and exhibits are to the same contained in this Agreement.

         1.2      Interpretation.

                  The  rules  of  usage  set   forth  in   Appendix   A  to  the
Participation Agreement shall apply to this Agreement.


                                   ARTICLE II

                      APPOINTMENT OF THE CONSTRUCTION AGENT

         2.1      Appointment.

         Subject to the terms and conditions hereof, the Lessor hereby irrevocably designates and appoints the Construction Agent as its exclusive agent, and the Construction Agent accepts such appointment, in connection with the identification and acquisition from time to time of the Properties
(provided, title to the Properties shall be held in the name of the Lessor, except that the interest of the Lessor in certain Properties shall be a ground leasehold interest pursuant to one (1) or more Ground Leases if requested by the Construction Agent) and the development, acquisition, installation, construction and testing of the Improvements, the Equipment and the other components of the Properties in accordance with the Plans and Specifications on the Land, and pursuant to the terms of the Operative Agreements. Notwithstanding any provisions hereof or in any other Operative Agreement to the contrary, the Construction Agent acknowledges and agrees that the Lessor shall advance no more than the sum of the aggregate Commitment plus the aggregate amount of the Holder Commitments in regard to the Properties (including without limitation for any and all Advances in the aggregate under the Credit Agreement and under the Trust Agreement).

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         2.2      Acceptance and Undertaking.

         The Construction Agent hereby unconditionally accepts the agency appointment and undertakes, for the benefit of the Lessor, to identify and acquire certain Properties (provided, title to the Properties shall be held in the name of the Lessor, except that the interest of the Lessor in certain Properties shall be a ground leasehold interest pursuant to one (1) or more Ground Leases if requested by the Construction Agent) and the development, acquisition, installation, construction and testing of the Improvements, the Equipment and the other components of the Properties in accordance with the Plans and Specifications and the Operative Agreements.

         2.3      Term.

         This Agreement shall commence on the date hereof and shall terminate on the Construction Period Termination Date.

         2.4      Scope of Authority.

                  (a) The Lessor hereby expressly authorizes the Construction Agent, or any agent or contractor of the Construction Agent, and the Construction Agent unconditionally agrees for the benefit of the Lessor, subject to Section 2.4(b), to take all action necessary or desirable for the performance and satisfaction of any and all of the Lessor's obligations under any construction agreement and to fulfill all of the obligations of the Construction Agent including without limitation:

                           (i) the identification and assistance with the acquisition of Properties in accordance with the terms and conditions of the Participation Agreement;

                           (ii) all design and supervisory functions relating to
                  the development, acquisition, installation, construction and testing of the related Improvements, Equipment and other components of the applicable Property and performing all engineering work related thereto;

                           (iii) (A) negotiating,  entering into, performing and
                  enforcing all contracts and arrangements to acquire or ground lease the Properties and to procure the equipment necessary to construct the Properties and (B) negotiating, executing, performing and enforcing all contracts and arrangements to develop, acquire, install, construct and test the Improvements, the Equipment and the other components of the Properties on such terms and conditions as are customary and reasonable in light of local and national standards and practices and the businesses in which the Lessee is engaged;

                           (iv) obtaining all necessary permits, licenses, consents, approvals, entitlements and other authorizations, including without limitation all of the foregoing required for the Properties and the use and occupancy thereof and those required under applicable Law (including without limitation Environmental

                                       3
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                  Laws),  from all  Governmental  Authorities in connection with the development, acquisition, installation, construction and testing of the Improvements, the Equipment and the other components of the Properties in accordance with the Plans and Specifications;

                           (v) maintaining all books and records with respect to
                  the Properties and the construction, operation and management thereof; and

                           (vi) performing any other acts necessary in connection with the identification and acquisition or ground leasing of the Properties and the development, acquisition, installation, construction and testing of the related Improvements, Equipment and all other additional components of the Properties in accordance with the Plans and Specifications.

                  (b) Neither the Construction Agent nor any of its Affiliates or agents shall enter into any contract or consent to any contract in the name of the Lessor without the Lessor's prior written consent, such consent to be given or withheld in the exercise of the Lessor's reasonable discretion; provided, however, that (i) no such contract will increase the obligations of the Lessor beyond the obligations of the Lessor as are expressly set forth in the Operative Agreements and
         (ii) each such contract shall be expressly non-recourse to the Lessor on terms and conditions that are reasonably acceptable to the Lessor.

                  (c) Subject to the terms and  conditions of this Agreement and the other Operative Agreements, the Construction Agent shall have sole management and control over the installation, construction and testing means, methods, sequences and procedures with respect to the Properties.

         2.5      Delegation of Duties

         The Construction Agent may execute any of its duties under this Agreement by or through agents, contractors, employees or attorneys-in-fact; provided, however, that no such delegation shall limit or reduce in any way the Construction Agent's duties and obligations under this Agreement.

         2.6      Covenants of the Construction Agent.

         The Construction Agent hereby covenants and agrees that it will:

                  (a) following the Construction Commencement Date for each Property, cause the development, acquisition, installation, construction and testing of such Property to be prosecuted in a good and workmanlike manner, and respecting each Property in accordance with the applicable Plans and Specifications, the Construction Budget, the applicable contracts relating to the Improvements, the Equipment, other components of such Property and procurement of construction materials, the applicable construction

                                       4

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         contracts,  the  applicable  construction  schedule, prevalent industry practices and otherwise in accordance with Section 3.1 hereof;

                  (b) not commence construction with respect to any Improvements on a date that is within six (6) months prior to the Construction Period Termination Date;

                  (c) cause the Completion Date for any Improvements to occur on or before the earlier of (i) the date that is twelve (12) months after the initial Construction Advance made in connection with such Improvements or (ii) the Construction Period Termination Date, in each case free and clear (by removal or bonding) of Liens or claims for materials supplied or labor or services performed in connection with the development, acquisition, installation, construction or testing thereof;

                  (d) cause all outstanding punch list items with respect to such Improvements to be completed by the Completion Date;

                  (e) at all times subsequent to the initial Advance respecting a Property (i) cause good and marketable title to the applicable Property to vest in the Owner Trustee (except that the interest of the Lessor in certain Properties shall be a ground leasehold interest pursuant to one (1) or more Ground Leases if requested by the Construction Agent) (ii) cause a valid, perfected, first priority Lien on the applicable Property to be in place in favor of the Bank, (iii) file all necessary documents under the applicable real property law and
         Article 9 of the Uniform Commercial Code to perfect such title and Liens and (iv) not permit Liens (other than Permitted Liens and Lessor Liens) to be filed or maintained respecting the applicable Property;

                  (f) no less than five (5) Business Days prior to the scheduled date for the initial Construction Advance to be made in connection with any Property, the Construction Agent shall deliver to the Bank (for the benefit of the Lessor) true, complete and correct copies of the Construction Budget therefor;

                  (g)  procure   insurance   for  the   Properties   during  the
         Construction Period in accordance with the provisions of Article XIV of the Lease; and

                  (h) on or before the Construction Period Termination Date, cause the Rent Commencement Date to occur with respect to all Properties or purchase any such Properties for an amount equal to the sum referenced in Section 5.3(b) hereof and otherwise in compliance with the other terms and provisions of the Operative Agreements.

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                                   ARTICLE III

                                 THE PROPERTIES

         3.1      Construction.

         The Construction Agent shall cause the Improvements, the Equipment and all other components of the Properties to be developed, acquired, installed, constructed and tested in compliance with all Legal Requirements, all Insurance Requirements, all manufacturer's specifications and standards and the standards maintained by the Construction Agent for similar properties owned or operated by the Construction Agent, and all specifications and standards applicable to properties of the Lessee which are similar to the Permitted Facilities, unless non-compliance, individually or in the aggregate, shall not have and could not be reasonably expected to have a Material Adverse Effect.

         3.2      Amendments; Modifications.

         (a) The Construction Agent may at any time revise, amend or modify (i) the Plans and Specifications without the consent of the Lessor; provided, that any such amendment to the Plans and Specifications does not (x) result in the Completion Date of the Improvements occurring on or after the Construction Period Termination Date or (y) result in the cost of all Improvements exceeding the amount specified in the Construction Budget, as amended from time to time, or an amount equal to the sum of the then Available Commitments plus the then Available Holder Commitments (reduced by the amount, if any, necessary to pay for the cost of construction and development of Improvements on other Properties which are currently under construction but have not yet been completed (such amount the "Unfunded Amount")), and (ii) the Construction Budget and enter into any related amendments, modifications or supplements without the consent of the Lessor; provided, that such revisions, amendments or modifications to the Plans and Specifications or related amendments, modifications or supplements to the Construction Budget do not result in any increase in total Property Costs greater than the amount specified in the Construction Budget, as amended from time to time, or the then Available Commitments and Available Holder Commitment (reduced by the Unfunded Amount). Notwithstanding the foregoing, it is specifically understood and agreed that if at any time the total Property Costs remaining to be expended exceed the Unfunded Amount, the Construction Agent shall have the rights to purchase set forth in Section 5.3(c) and the limitations on recourse set forth in Section 5.4.

         (b) The Construction Agent agrees that it will not implement any revision, amendment or modification to the Plans and Specifications for any Property if the aggregate effect of such revision, amendment or modification, when taken together with any previous or contemporaneous revision, amendment or modification to the Plans or Specifications for any Property, would cause a material reduction in value in excess of the cost reduction of such revision, amendment or modification of the Property when completed, unless such revision, amendment or modification is required by Legal Requirements.

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                                   ARTICLE IV

                                PAYMENT OF FUNDS

         4.1      Right to Receive Construction Cost.

                  (a)  In   connection   with  the   development,   acquisition,
         installation, construction and testing of any Property and during the course of the construction of the Improvements on any Property, the Construction Agent may request that the Lessor advance funds for the payment of Property Acquisition Costs or other Property Costs, and the Lessor will comply with such request to the extent provided for under the Participation Agreement. The Construction Agent and the Lessor acknowledge and agree that the Construction Agent's right to request such funds and the Lessor's obligation to advance such funds for the payment of Property Acquisition Costs or other Property Costs is subject in all respects to the terms and conditions of the Participation Agreement and each of the other Operative Agreements. Without limiting the generality of the foregoing it is specifically understood and agreed that in no event shall the aggregate amounts advanced by the Bank for Property Acquisition Costs or other Property Costs and any other amounts due and owing hereunder or under any of the other Operative Agreements exceed the sum of the aggregate Commitment plus the aggregate amount of the Holder Commitments, including without limitation such amounts owing for (i) development, acquisition, installation, construction and testing of the Properties, (ii) additional amounts which accrue or become due and owing under the Credit Agreement or Trust Agreement as obligations of the Lessor prior to any Completion Date or (iii) any other purpose.

                  (b) The proceeds of any funds made available to the Lessor to pay Property Acquisition Costs or other Property Costs shall be made available to the Construction Agent in accordance with the Requisition relating thereto and the terms of the Participation Agreement. The Construction Agent will use such proceeds only to pay the Property Acquisition Costs or other Property Costs set forth in the Requisition relating to such funds.


                                    ARTICLE V

                                EVENTS OF DEFAULT

         5.1      Events of Default.

         If any one (1) or more of the following events (each an "Agency Agreement Event of Default") shall occur:

                  (a) the Construction Agent fails to apply any funds paid by the Lessor to the Construction Agent in a manner consistent with the requirements of the Operative Agreements and as specified in the applicable Requisition for the development,

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         acquisition,  installation, construction  and testing of the Properties and related Improvements and Equipment or otherwise respecting the Properties to the payment of Property Acquisition Costs or other Property Costs;

                  (b) the Completion Date with respect to any Property shall fail to occur for any reason on or prior to the Construction Period Termination Date or the Construction Agent shall abandon or permanently discontinue the construction and development of such Construction Period Property (which abandonment or permanent discontinuance shall be deemed to have occurred if no work at such Construction Period Property is undertaken or completed during a continuous period of sixty (60) days or more);

                  (c) any Event of Default (as such term is defined in Appendix A to the Participation Agreement) shall have occurred and not be cured within any cure period expressly permitted under the terms of the applicable Operative Agreement;

                  (d) the Construction Agent shall materially breach any of its representations or warranties under any Operative Agreement or shall fail to observe or perform any term, covenant or condition of any Operative Agreement other than as set forth in paragraphs (a), (b) or
         (c) of this Section 5.1 and such failure to observe or perform any such term, covenant or condition shall continue for more than fifteen (15) days after notice thereof to the Construction Agent; and

                  (e) there occurs an Environmental Violation that is reasonably likely to cost or actually costs more than $50,000 to remediate;

then, in any such event, the Lessor may, in addition to the other rights and remedies provided for in this Agreement, terminate this Agreement by giving the Construction Agent written notice of such termination and upon the expiration of the time fixed in such notice and the payment of all amounts owing by the Construction Agent hereunder (including without limitation any amounts specified under Section 5.3 hereof), this Agreement shall terminate. The Construction Agent shall pay all costs and expenses incurred by or on behalf of the Lessor, including without limitation fees and expenses of counsel, as a result of any Agency Agreement Event of Default hereunder.

         5.2      Damages.

         The termination of this Agreement pursuant to Section 5.1 shall in no event relieve the Construction Agent of its liability and obligations hereunder, all of which shall survive any such termination.

         5.3      Remedies; Remedies Cumulative.

                  (a) If an Agency Agreement Event of Default shall have occurred and be continuing, the Lessor shall have all rights available to the Lessor under the Lease and the

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         other Operative Agreements  and all other rights otherwise available at law, equity or otherwise.

                  (b) Upon the occurrence of an Agency Agreement Event of Default, the Lessor shall have (in addition to its rights otherwise described in this Agreement or existing at law, equity or otherwise) the option (and shall be deemed automatically, and without any further action, to have exercised such option upon the occurrence of any Lease Event of Default arising under Sections 17.1(g), (h) or (i) of the Lease) to transfer and convey to the Construction Agent upon a date designated by the Lessor all right, title and interest of the Lessor in and to any Property or Properties (including without limitation any Land and/or any Improvements, any interest in any Improvements, any Equipment and any Property then under construction) for which the Rent Commencement Date has not yet occurred (a "Construction Period Property"). On any transfer and conveyance date specified by the Lessor pursuant to this Section 5.3(b), (i) the Lessor shall transfer and convey (at the cost of the Construction Agent) all right, title and interest of the Lessor in and to any or all such Construction Period Properties free and clear of the Lien of the Lease and all Lessor Liens, (ii) the Construction Agent hereby covenants and agrees that it will accept such transfer and conveyance of right, title and interest in and to the respective Construction Period Property or Construction Period Properties and (iii) the Construction Agent hereby promises to pay to the Lessor, as liquidated damages (it being agreed that it would be impossible accurately to determine actual damages), an aggregate amount equal to the Termination Value of any or all such Construction Period Properties. The Construction Agent specifically acknowledges and agrees that its obligations under this Section 5.3(b), including without limitation its obligations to accept the transfer and conveyance of Construction Period Properties and its payment obligations described in subparagraph (iii) of this Section 5.3(b), shall be absolute and unconditional under any and all circumstances and shall be performed and/or paid, as the case may be, without notice or demand and without any abatement, reduction, diminution, setoff, defense, counterclaim or recoupment whatsoever. Notwithstanding the foregoing provisions of this Section 5.3(b), the Lessor shall have the right in its sole discretion to rescind any exercise of its option under this Section 5.3(b) upon the giving of its written confirmation of such rescission to the Construction Agent on or prior to the earlier to occur of (a) the actual date of transfer and (b) the date one hundred and twenty (120) days after the date the Lessor has given notice of its intent to transfer and convey any Property to the Construction Agent as referenced above in this Section 5.3(b).

                  (c) The Construction Agent shall have the right to cure an Agency Agreement Event of Default hereunder with respect to any given Property by purchasing or causing the Lessee to purchase such Property from the Lessor (to the extent such Agency Agreement Event of Default is no longer continuing with respect to any other Property remaining subject to this Agreement after such purchase) for an amount equal to the liquidated damages amount set forth in Section 5.3(b) of this Agreement.

                  (d) No failure to exercise and no delay in exercising, on the part of the Lessor, any right, remedy, power or privilege under this Agreement or under the other Operative

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         Agreements  shall operate as a waiver thereof;  nor shall any single or partial exercise of any right remedy, power or privilege under this Agreement preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights,
         remedies,  powers  and   privileges  provided  in  this  Agreement  are
         cumulative and not exclusive of any rights, remedies, powers and privileges provided by law.

         5.4      Limitation on Recourse.

         Notwithstanding anything contained herein or in any other Operative Agreement to the contrary, upon the occurrence and during the continuance of an Agency Agreement Event of Default relating solely to one or more of the Construction Period Properties, the maximum aggregate amount that the Lessor, or any person or entity acting by or through the Lessor, including without limitation the Bank, shall be entitled to recover from the Lessee on account of such Agency Agreement Event of Default shall be an amount equal to the sum of
(i) 89% of the aggregate Property Cost for all Construction Period Properties, exclusive of the portion of the aggregate Property Cost expended for the purchase of the Land related to such Construction Period Properties (the "Land Cost") plus (ii) 100% of the Land Cost, plus (iii) all amounts owed by the Lessee or the Construction Agent under or with respect to any Operative Agreement in connection with any Environmental Violation related to such Construction Period Properties plus (iv) any loss, cost or damage suffered by the Lessor or the Bank in connection with or as a result of (1) fraud, misapplication of funds, illegal acts or willful misconduct on the part of the Lessee or the Construction Agent or (2) any claim by any third party caused by or resulting from the Lessee's or the Construction Agent's actions or failure to act while in possession or control of any Construction Period Property (it being understood and agreed that the Construction Agent shall be deemed to be in possession and control of each Construction Period Property at all times until such possession and control is relinquished pursuant to the terms of the Operative Agreements) or (3) a bankruptcy of the Lessee or the Construction Agent minus (v) any amount expended by the Construction Agent on behalf of the Lessor if the Lessor is obligated to reimburse the Construction Agent for such amount but such reimbursement has not yet occurred. The Construction Agent nonetheless acknowledges and agrees that (y) even though the maximum aggregate recovery from the Credit Parties is limited as aforesaid, the Lessor's right of recovery from the Construction Period Properties (as opposed to any recovery from the Credit Parties) is not so limited and the Lessor shall be entitled to recover 100% of the amounts owed to the Lessor in accordance with the Operative Agreements from its interest in the Properties and (z) the provisions of this
Section 5.4 shall in no way limit or otherwise affect the obligations of the Lessee and the Construction Agent (or the recourse of the Bank against the Lessee and the Construction Agent) with respect to the Properties that are not Construction Period Properties (whether such obligations or recourse arise under the Operative Agreements or otherwise).

                                   ARTICLE VI

                               THE LESSORS RIGHTS

         6.1      Exercise of the Lessors Rights.

         Subject to the Excepted Payments, the Construction Agent and the Lessor hereby acknowledge and agree that, subject to and in accordance with the terms of the Security Agreement made by the Lessor in favor of the Bank, the rights and powers of the Lessor under this Agreement have been assigned to the Bank.

         6.2      The Lessors Right to Cure the Construction Agents Defaults.

         The Lessor, without waiving or releasing any obligation or Agency Agreement Event of Default, may (but shall be under no obligation to) remedy any Agency Agreement Event of Default for the account of and at the sole cost and expense of the Construction Agent. All out-of-pocket costs and expenses so incurred (including without limitation fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by the Lessor, shall be paid by the Construction Agent to the Lessor on demand.


                                   ARTICLE VII

                                  MISCELLANEOUS

         7.1      Notices.

         All notices required or permitted to be given under this Agreement shall be in writing and delivered as provided in Section 12.2 of the Participation Agreement.

         7.2      Successors and Assigns.

         This Agreement shall be binding upon and inure to the benefit of the Lessor, the Construction Agent and their respective successors and the assigns of the Lessor. The Construction Agent may not assign this Agreement or any of its rights or obligations hereunder or with respect to any Property in whole or in part to any Person without the prior written consent of the Bank and the Lessor.

         7.3      GOVERNING LAW.

         THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED, INTERPRETED AND ENFORCED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NORTH CAROLINA, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         7.4      SUBMISSION TO JURISDICTION; VENUE; WAIVERS; ARBITRATION.

         The provisions of the Participation Agreement relating to submission to jurisdiction, venue AND ARBITRATION are hereby incorporated by reference herein, mutatis mutandis.

         7.5      Amendments and Waivers.

         This Agreement may not be terminated, amended, supplemented, waived or modified except in accordance with the provisions of Section 12.4 of the Participation Agreement.

         7.6      Counterparts.

         This Agreement may be executed in any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one
(1) and the same instrument.

         7.7      Severability.

         Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         7.8      Headings and Table of Contents.

         The headings and table of contents contained in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         7.9      WAIVER OF JURY TRIAL.

         TO THE FULLEST EXTENT ALLOWED BY APPLICABLE LAW, THE LESSOR AND THE CONSTRUCTION AGENT IRREVOCABLY AND UNCONDITIONALLY WAIVE TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT AND ANY COUNTERCLAIM THEREUNDER.



                            [signature page follows]

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                                     DOLLAR TREE DISTRIBUTION, INC,
                                     as the Construction Agent


                                     By: /s/ Frederick C. Coble

                                     Name: Frederick C. Coble

                                     Title: Sr. V.P.



                                     FIRST SECURITY BANK, NATIONAL
                                     ASSOCIATION, not individually, but solely as Owner Trustee under the DTSD Realty Trust 1999-1, as the Lessor


                                     By: /s/ Val T. Orton

                                     Name: Val T. Orton

                                     Title: Vice President